Exhibit 99.1

COUSINS PROPERTIES INCORPORATED
Quarterly Information Package
For the Quarter Ended March 31, 2005

I.	Press Release

Press Release

Consolidated Statements of Income

Net Income Available and Funds From Operations Reconciliation

Certain matters contained in this package are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Current Report on Form 8-K filed on December 10, 2003. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak only as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

News Release

FOR IMMEDIATE RELEASE

CONTACT:

James A. Fleming	Mark A. Russell
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Senior Investment Officer
(770) 857-2416	(770) 857-2449
jimfleming@cousinsproperties.com	markrussell@cousinsproperties.com

Web site address: www.cousinsproperties.com

COUSINS PROPERTIES REPORTS RESULTS FOR
QUARTER ENDED MARCH 31, 2005

          ATLANTA (May 2, 2005) – Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the quarter ended March 31, 2005. All per share amounts are reported on a diluted basis; basic per share data is included in the Consolidated Statements of Income accompanying this release.

          Net Income Available to Common Stockholders (“Net Income Available”) was $5.5 million, or $0.11 per share, for the first quarter of 2005 compared with $10.8 million, or $0.22 per share, for the first quarter of 2004. Funds From Operations Available to Common Stockholders (“FFO”) was $16.3 million, or $0.32 per share, for the first quarter of 2005 compared with $27.0 million, or $0.54 per share, for the first quarter of 2004.

          Net Income Available and FFO decreased in the first quarter of 2005 due to a decrease in revenues resulting from the sale of $1.3 billion of consolidated and joint venture operating properties in 2004. These decreases were partially offset by a related reduction in interest expense and an increase in gains from undepreciated investment property.

          First quarter highlights of the Company included the following:

•	Purchased nine acres of land in the Buckhead district of Atlanta which is entitled for the development of 1.4 million square feet of office, 1.5 million square feet of residential and 150,000 square feet of retail space. Cousins intends to start development of a 31-story office building containing approximately 550,000 square feet of office and 60,000 square feet of retail space in 2005.

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2500 Windy Ridge Parkway • Suite 1600 • Atlanta, Georgia 30339-5683 • 770/955-2200 • FAX 770/857-2360

CUZ Reports Fourth Quarter Results

May 2, 2005

•	Acquired 182 acres in Henry County, a suburb of Atlanta, for development of King Mill Distribution Park, an industrial park projected to contain approximately 2.9 million square feet. The first phase, currently under construction, will be developed by Cousins/Weeks, a partnership of Cousins Properties and Weeks Properties and will consist of a 416,000 square foot building expandable to 790,000 square feet.

•	In partnership with Gellerstedt Development, LLC, commenced construction on 905 Juniper, a 117 unit residential condominium development in Midtown Atlanta.

•	Opened Hanover Square South, a 190,000 square foot retail shopping center in Richmond, Virginia, anchored by Target (non-owned) and PetsMart.

•	Commenced development of two new residential developments in joint ventures totaling approximately 1,300 lots.

•	Sold 14 acres in Wildwood Office Park for $5.4 million, generating GAAP gains and FFO of approximately $4.6 million.

•	Sold 15 acres in its North Point project for $3.3 million, generating GAAP gains and FFO of approximately $2.2 million.

•	Executed new leases totaling 39,000 square feet at 1155 Perimeter Center West and 36,000 square feet at Frost Bank Tower.

          Other recent developments included the following:

•	During April 2005, purchased 34 acres in San Jose, California and began development of an $80 million power center anchored by a non-owned Target.

•	During April 2005, a 51,000 square foot biomedical research building in Atlanta, Georgia became fully operational. The building is the headquarters of Inhibitex.

•	Commenced site preparation on 50 Biscayne, a 529 unit residential condominium development in Miami, Florida. Construction is anticipated to begin in the second quarter.

          At March 31, 2005, the Company’s portfolio of operational office and medical office buildings was 83% leased, up from 82% at December 31, 2004, and its portfolio of operational retail centers was 95% leased, up from 92% at December 31, 2004.

          At March 31, 2005, the Company had seven retail, office and industrial projects under development totaling 1.8 million Company owned square feet and one condominium project under development consisting of 117 units. The Company estimates the total cost of these projects to be $312.4 million and expects to complete these projects at various dates through 2006. In addition, the Company had approximately 21 communities under development directly or through investments in unconsolidated entities in which approximately 13,000 lots remain to be developed and sold.

          Tom Bell, president and CEO of Cousins, said, “The pace of activity in the first quarter picked up right where we left off at year end 2004 with the Office, Industrial, Retail and Land Divisions making progress on significant new developments. With eight projects currently under development, the Cousins team has maintained a fast pace after a record year of value creation in 2004. We are entering a new

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CUZ Reports Fourth Quarter Results

May 2, 2005

phase of growth at Cousins that will be driven by continued lease up of our remaining office properties and new development in Office, Retail, Industrial and Land. With our lower capital base, this increased development should have a significant impact on total shareholder returns.”

          The Consolidated Statements of Income and a schedule entitled Net Income and Funds From Operations Reconciliation, which reconciles Net Income Available to FFO, are attached to this press release. More detailed information on Net Income Available and FFO results is included in the “Net Income and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s Web site at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (770) 857-2449.

          The Company will conduct a conference call at 1:00 p.m. (Eastern time) on Tuesday, May 3, 2005, to discuss the results of the quarter ended March 31, 2005. The number to call for this interactive teleconference is (913) 981-5558. A replay of the conference call will be available for 14 days by dialing (719) 457-0820 and entering the pass code, 4252278. The Company will also provide an online Web simulcast and rebroadcast of its first quarter 2005 earnings release conference call. The live broadcast will be available through the “Q1 2005 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page of the Company’s Web site, as well as at www.streetevents.com and www.fulldisclosure.com. The rebroadcast will be available on the Investor Relations page of the Company’s Web site for 30 days.

          Cousins Properties Incorporated, headquartered in Atlanta, has extensive experience in the real estate industry including the development, acquisition, financing, management and leasing of properties. The property types that Cousins actively invests in include office, retail, medical office, industrial and land development projects. The Company’s portfolio consists of interests in 7.2 million square feet of office and medical office space, 3.2 million square feet of retail space, over 3,000 acres of strategically located land tracts for sale or future development, and significant land holdings for development of single-family residential communities. Cousins also provides leasing and management services to third-party investors; its client-services portfolio comprises 10.6 million square feet of office space. Cousins is a fully integrated equity real estate investment trust (REIT) that has been public since 1962 and trades on the New York Stock Exchange under the symbol “CUZ.” For more information on the Company, please visit Cousins’ Web site at www.cousinsproperties.com.

Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the failure of assets under contract for sale to ultimately close and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the

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CUZ Reports Fourth Quarter Results

May 2, 2005

Company’s Current Report on Form 8-K filed on December 10, 2003. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.

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COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2005	2004
REVENUES:
Rental property revenues	$23,858	$28,750
Development income	497	512
Management fees	2,307	2,074
Leasing and other fees	1,048	643
Residential lot and outparcel sales	1,611	3,888
Interest and other	305	448

	29,626	36,315

COSTS AND EXPENSES:
Rental property operating expenses	9,124	8,751
General and administrative expenses	8,676	7,983
Depreciation and amortization	9,409	10,492
Residential lot and outparcel cost of sales	1,119	2,490
Interest expense	2,781	4,719
Other	434	790

	31,543	35,225

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND INCOME FROM UNCONSOLIDATED JOINT VENTURES	(1,917)	1,090
PROVISION FOR INCOME TAXES FROM OPERATIONS	(852)	(836)
INCOME FROM UNCONSOLIDATED JOINT VENTURES	5,175	9,056

INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	2,406	9,310
GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	6,827	2,066

INCOME FROM CONTINUING OPERATIONS	9,233	11,376
DISCONTINUED OPERATIONS, NET OF APPLICABLE INCOME TAX PROVISION:
Income from discontinued operations	68	756
Gain on sale of investment properties	37	648

	105	1,404

NET INCOME	9,338	12,780
DIVIDENDS TO PREFERRED STOCKHOLDERS	3,813	1,938

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$5,525	$10,842

PER SHARE INFORMATION — BASIC:
Income from continuing operations	$0.11	$0.19
Income from discontinued operations	0.00	0.03

Net income available to common stockholders	$0.11	$0.22

PER SHARE INFORMATION — DILUTED:
Income from continuing operations	$0.11	$0.19
Income from discontinued operations	0.00	0.03

Net income available to common stockholders	$0.11	$0.22

WEIGHTED AVERAGE SHARES — BASIC	49,788	48,637

WEIGHTED AVERAGE SHARES — DILUTED	51,653	50,421

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
NET INCOME AND FUNDS FROM OPERATIONS RECONCILIATION
FOR THE THREE MONTHS ENDED MARCH 31, 2005 AND 2004
(UNAUDITED)
(In thousands, except per share amounts)

	Three Months Ended
	March 31,
	2005	2004
Net Income Available to Common Stockholders	$5,525	$10,842
Depreciation and amortization:
Consolidated properties	9,409	10,492
Discontinued properties	—	2,318
Share of unconsolidated joint ventures	2,543	4,735
Depreciation of furniture, fixtures and equipment and amortization of specifically identifiable intangible assets:
Consolidated properties	(678)	(635)
Share of unconsolidated joint ventures	(66)	(10)
Gain on sale of investment properties, net of applicable income tax provision:
Consolidated	(6,827)	(2,066)
Discontinued properties	(37)	(648)
Share of unconsolidated joint ventures	(348)	—
Gain on sale of undepreciated investment properties	6,766	1,967

Funds From Operations Available to Common Stockholders	$16,287	$26,995

Per Common Share — Basic:
Net Income Available	$.11	$.22

Funds From Operations	$.33	$.56

Weighted Average Shares	49,788	48,637

Per Common Share — Diluted:
Net Income Available	$.11	$.22

Funds From Operations	$.32	$.54

Diluted Weighted Average Shares	51,653	50,421

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income Available to Common Stockholders ("Net Income Available") for Cousins Properties Incorporated and Subsidiaries and its unconsolidated joint ventures. The Company calculates FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.

     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.